EXHIBIT 10.33
NINTH OMNIBUS AMENDMENT
     THIS NINTH OMNIBUS AMENDMENT (this “Amendment”), dated as of September 29, 2005, is entered into by and among CH FUNDING, LLC, (the “Borrower”), ATLANTIC ASSET SECURITIZATION LLC, as an Issuer (“Atlantic”), LA FAYETTE ASSET SECURITIZATION LLC, as an Issuer (“La Fayette”), FALCON ASSET SECURITIZATION CORPORATION, as an Issuer (“Falcon”), CALYON NEW YORK BRANCH, as the Administrative Agent (the “Administrative Agent”), as a Bank and as a Managing Agent (“Calyon”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (“JPMC”), as a Bank and as a Managing Agent, U.S. BANK NATIONAL ASSOCIATION, as the Collateral Agent (“U.S. Bank”), LLOYDS TSB BANK PLC, a banking corporation organized under the laws of England (hereinafter, together with its successors and assigns, “Lloyds”), as a Bank, and DHI MORTGAGE COMPANY, LTD., as the Servicer (the “Servicer”) and as the Seller (the “Seller”). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).
RECITALS
     WHEREAS, the Servicer, as the Seller, and the Borrower, as the Purchaser, entered into that certain Master Repurchase Agreement and Addendum to the Master Repurchase Agreement incorporated therein, dated as of July 9, 2002, as amended by the Omnibus Amendment, dated as of August 26, 2002, by and among the Borrower, Atlantic, the Administrative Agent, and the Servicer (the “First Omnibus Amendment”) and the Second Omnibus Amendment, dated as of November 25, 2002, by and among the Borrower, Atlantic, the Administrative Agent and the Servicer (the “Second Omnibus Amendment”) (as the same may be amended, restated, supplemented or modified from time to time, the “Repurchase Agreement”);
     WHEREAS, the Borrower, the Administrative Agent and U.S. Bank entered into that certain Collateral Agency Agreement, dated as of July 9, 2002, as amended by the First Omnibus Amendment and the Second Omnibus Amendment (the “Collateral Agency Agreement”);
     WHEREAS, the Borrower, as Debtor, the Administrative Agent, U.S. Bank and the Servicer entered into that certain Security Agreement, dated as of July 9, 2002, as amended by the Third Omnibus Amendment, dated as of April 18, 2003, by and among the Borrower, Atlantic, the Administrative Agent and the Servicer (the “Third Omnibus Amendment”) (as the same may be amended, restated, supplemented or modified from time to time, the “Security Agreement”);
     WHEREAS, the Borrower, Atlantic, Falcon, JPMC, Lloyds, the Administrative Agent, and the Servicer, have entered into that certain Amended and Restated Loan Agreement, dated as of July 25, 2003, which incorporates the Loan Agreement amendments contained in the First Omnibus Amendment, the Second Omnibus Amendment and the Third Omnibus Amendment and completely replaces and supplants such Omnibus Amendments (as the same may be amended, restated, supplemented or modified from time to time, the “Restated Loan Agreement”

and, collectively with the Repurchase Agreement, the Collateral Agency Agreement and the Security Agreement, the “Operative Documents);
     WHEREAS, the Borrower, the Administrative Agent, U.S. Bank and the Servicer have entered into that certain Fourth Omnibus Amendment, dated as of July 25, 2003, which completely replaced and supplanted the preceding Omnibus Amendments;
     WHEREAS, the Borrower, Calyon, U.S. Bank, JPMC, Lloyds, Danske Bank A/S, Cayman Islands Branch (together with its successors and assigns, “Danske”), and the Servicer entered into the Fifth Omnibus Amendment, dated as of December 22, 2003 (the “Fifth Omnibus Amendment”), relating to certain amendments to the Operative Documents;
     WHEREAS, the Borrower, Calyon, JPMC, Lloyds, Danske, and the Servicer entered into the Sixth Omnibus Agreement, dated as of July 7, 2004 (the “Sixth Omnibus Amendment”), relating to certain amendments to the Operative Documents;
     WHEREAS, the Borrower, Calyon, JPMC, Lloyds, Danske, and the Servicer entered into the Seventh Omnibus Agreement, dated as of June 29, 2005 (the “Seventh Omnibus Amendment”), relating to certain amendments to the Operative Documents;
     WHEREAS, the Borrower, Calyon, JPMC, Lloyds, U.S. Bank, Atlantic, La Fayette, Falcon and the Servicer entered into the Eighth Omnibus Agreement, dated as of September 26, 2005 (the “Eighth Omnibus Amendment”), relating to certain amendments to the Operative Documents;
     WHEREAS, via certain assignment agreements, Danske assigned 100% of its interest to Calyon and Calyon assigned a portion of such interest to Lloyds; and
     WHEREAS, the parties hereto desire to, among other things, increase the Issuer Facility Amount and Maximum Facility Amount, and to further amend the Operative Documents as hereinafter set forth.
     NOW, THEREFORE, the parties agree as follows:
Section 1. Amendment to Repurchase Agreement.
       a. The definition of “Issuer Facility Amount” is hereby deleted in its entirety and replaced with the following:
     “Issuer Facility Amount” means (a) with respect to Atlantic and La Fayette, on an aggregate basis, $600,000,000 from and including September 29, 2005 to and including the Short-Term Termination Date, $500,000,000 from and including October 15, 2005 to and including the Mid-Term Termination Date and $400,000,000 from and including November 11, 2005, and (b) with respect to Falcon, on an aggregate basis, $100,000,000. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer; provided, however, that, any reduction of the Maximum Facility Amount pursuant to the terms of this Agreement up to an amount equal to the Short-Term Increased Amount on or prior to the Short-Term Termination Date or up to the Mid-Term Increased Amount on or prior to the Mid-Term Termination Date shall not be applied pro rata to the Issuers and shall reduce the Issuer Facility Amount of only Atlantic and La Fayette, on an aggregate basis.
       b. The definition of “Maximum Facility Amount” is hereby deleted in its entirety and replaced with the following:
“Maximum Facility Amount” means $700,000,000.00 from and including September 29, 2005 to and including the Short-Term Termination Date, $600,00,000 from and including October 15, 2005 to and including the Mid-Term Termination Date and $500,000,000 from and including November 11, 2005, as such amount may be reduced pursuant to Section 2.1(c) of the Loan Agreement.
Section 2. Amendment to Collateral Agency Agreement.
       a. The definition of “Issuer Facility Amount” is hereby deleted in its entirety and replaced with the following:
“Issuer Facility Amount” means (a) with respect to Atlantic and La Fayette, on an aggregate basis, $600,000,000 from and including September 29, 2005 to and including the Short-Term Termination Date, $500,000,000 from and including October 15, 2005 to and including the Mid-Term Termination Date and $400,000,000 from and including November 11, 2005, and (b) with respect to Falcon, on an aggregate basis, $100,000,000. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer; provided, however, that, any reduction of the Maximum Facility Amount pursuant to the terms of this Agreement up to an amount equal to the Short-Term Increased Amount on or prior to the Short-Term Termination Date or up to the Mid-Term Increased Amount on or prior to the Mid-Term Termination Date shall not be applied pro rata to the Issuers and shall reduce the Issuer Facility Amount of only Atlantic and La Fayette, on an aggregate basis.
       b. The definition of “Maximum Facility Amount” is hereby deleted in its entirety and replaced with the following:
“Maximum Facility Amount” means $700,000,000.00 from and including September 29, 2005 to and including the Short-Term Termination Date, $600,00,000 from and including October 15, 2005 to and including the Mid-Term Termination Date and $500,000,000 from and including November 11, 2005, as such amount may be reduced pursuant to Section 2.1(c) of the Loan Agreement.”
Section 3. Amendment to Restated Loan Agreement.
       a. The definition of “Increased Principal Debt” is hereby deleted in its entirety.

       b. The definition of “Issuer Facility Amount” is hereby deleted in its entirety and replaced with the following:
     “Issuer Facility Amount” means (a) with respect to Atlantic and La Fayette, on an aggregate basis, $600,000,000 from and including September 29, 2005 to and including the Short-Term Termination Date, $500,000,000 from and including October 15, 2005 to and including the Mid-Term Termination Date and $400,000,000 from and including November 11, 2005, and (b) with respect to Falcon, on an aggregate basis, $100,000,000. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer; provided, however, that, any reduction of the Maximum Facility Amount pursuant to the terms of this Agreement up to an amount equal to the Short-Term Increased Amount on or prior to the Short-Term Termination Date or up to the Mid-Term Increased Amount on or prior to the Mid-Term Termination Date shall not be applied pro rata to the Issuers and shall reduce the Issuer Facility Amount of only Atlantic and La Fayette, on an aggregate basis.
       c. The definition of “Maximum Facility Amount” is hereby deleted in its entirety and replaced with the following definition:
     “Maximum Facility Amount” means $700,000,000.00 from and including September 29, 2005 to and including the Short-Term Termination Date, $600,00,000 from and including October 15, 2005 to and including the Mid-Term Termination Date and $500,000,000 from and including November 11, 2005, as such amount may be reduced pursuant to Section 2.1(c) of the Loan Agreement.”
       d. Article I is hereby amended by inserting the following two definitions immediately after the definition of “Maximum Rate”:
     “Mid-Term Increased Amount” means an amount up to $100,000,000 advanced by Lloyds and/or its related Issuers from and including September 29, 2005 to and including the Mid-Term Termination Date.
     “Mid-Term Termination Date” means November 10, 2005.
       e. Article I is hereby amended by inserting the following two definitions immediately after the definition of “Shipping Request”:
     “Short-Term Increased Amount” means an amount up to $100,000,000 advanced by Calyon New York and/or its related Issuers from and including September 29, 2005 to and including the Short-Term Termination Date.
     “Short-Term Termination Date” means October 14, 2005.
       f. The definition of “Temporary Increase Termination Date” is hereby deleted in its entirety.

     g. Subparagraph (D) of Section 2.7(c)(iii) is hereby deleted in its entirety and replaced with the following subparagraph (D):
     On each Settlement Date, (A) if the Short-Term Termination Date shall have occurred and be continuing, an amount equal to the unpaid Short-Term Increased Amount payable to Calyon New York and/or its related Issuers shall be paid to the Managing Agent’s Account related to Calyon New York until the Short-Term Increased Amount owing to Calyon New York and/or its related Issuers is reduced to zero and (B) if, after the occurrence of the Short-Term Termination Date, the Mid-Term Termination Date shall have occurred and be continuing, an amount equal to the unpaid Mid-Term Increased Amount payable to Lloyds and/or its related Issuers shall be paid to the Managing Agent’s Account related to Lloyds until the Mid-Term Increased Amount owing to Lloyds and/or its related Issuers is reduced to zero; provided that, in each case, if the application of such amounts to the reduction of the Short-Term Increased Amount owed to Calyon New York and/or its related Issuers or the Mid-Term Increased Amount owed to Lloyds and/or its related Issuers would cause a Default or an Event of Default to occur or there is otherwise an Default or Event of Default in existence, then, instead of such application, Collections shall be paid to each Managing Agent’s Account pro rata in proportion to the outstanding Principal Debt (including Increased Principal Debt) owing to the Lenders in each Group.
     h. Schedule I is hereby deleted in its entirety and replaced with Schedule I, Bank Commitments and Percentages, attached hereto.
Section 4. Operative Documents in Full Force and Effect as Amended.
     Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.
Section 5. Miscellaneous.
     a. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein
     b. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
     c. This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

     d. This Amendment and the rights and obligations of the parties under this amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which shall apply hereto).
{Signatures appear on the following pages.}

     IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:	CH FUNDING, LLC

By: /s/ Mark C. Winter
Name: Mark C. Winter
Title: EVP/CFO

ADMINISTRATIVE AGENT, BANK, AND MANAGING AGENT:	CALYON NEW YORK BRANCH

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By: /s/ Anthony Brown
Name: Anthony Brown
Title: Vice President

ISSUER:	ATLANTIC ASSET SECURITIZATION LLC

By: Calyon New York Branch, as Attorney in Fact

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By: /s/ Anthony Brown
Name: Anthony Brown
Title: Vice President
{Signatures continue on the following page.}

ISSUER:	LA FAYETTE ASSET SECURITIZATION LLC

	By:	Calyon New York Branch, as Attorney in Fact

	By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

	By:	/s/ Anthony Brown
	Name:	Anthony Brown
	Title:	Vice President

SELLER AND SERVICER:	DHI MORTGAGE COMPANY, LTD.

	By:	DHI Mortgage Company GP, Inc., formerly known as CH Mortgage Company GP, Inc., its general partner

	By:	/s/ Mark C. Winter
	Name:	Mark C. Winter
	Title:	EVP/CFO

BANK AND MANAGING AGENT:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Jill T. Lane
	Name:	Jill T. Lane
	Title:	Vice President

ISSUER:	FALCON ASSET SECURITIZATION CORPORATION

	By:	/s/ Jill T. Lane
	Name:	Jill T. Lane
	Title:	Authorized Signatory

BANK:	LLOYDS TSB BANK PLC

	By:	/s/ Ian Dimmock
	Name:	Ian Dimmock
	Title:	Vice President
Structured Finance D080

	By:	/s/ Michelle White
	Name:	Michelle White
	Title:	Assistant Vice President
Structured Finance W 154

COLLATERAL AGENT:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Kathleen Connor
	Name:	Kathleen Connor
	Title:	V.P.

SCHEDULE I
BANK COMMITMENTS AND PERCENTAGES

			Bank
		Bank	Commitment	Group Bank
Bank		Commitment	Percentage	Percentage
CALYON NEW YORK BRANCH
•	From and including September 29, 2005 to and including October 14, 2005	$400,000,000	54.1429%	66.6667%
•	From and including October 15, 2005 to and including November 10, 2005	$333,333,333	55.5555%	66.6667%
•	From and including November 11, 2005	$300,000,000	60.0000%	75.0000%

LLOYDS TSB BANK PLC
•	From and including September 29, 2005 to and including October 14, 2005	$200,000,000	28.5714%	33.3333%
•	From and including October 15, 2005 to and including November 10, 2005 `	$166,666,667	27.7778%	33.3333%
•	From and including November 11, 2005	$100,000,000	20.0000%	25.00%

JPMORGAN CHASE BANK
•	From and including September 29, 2005 to and including October 14, 2005	$100,000,000	14.2857%	100.00%
•	From and including October 15, 2005 to and including November 10, 2005	$100,000,000	16.6667%	100.00%
•	From and including November 11, 2005	$100,000,000	20.0000%	100.00%